Summary Prospectus

March 1, 2010

Class / Ticker:  I / ASIMX

Alger SMid Cap Growth Fund

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800)992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2010, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger SMid Cap Growth Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no sales charges on purchases or redemptions.

Class	I
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.81%
Distribution and/or Shareholder Servicing (12b-1) Fees	.25%
Other Expenses	.17%
Total Annual Fund Operating Expenses	1.23%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 Year	3 Years	5 Years	10 Years
I	$125	$390	$675	$1,489

Inspired by Change, Driven by Growth.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76.25% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of smallcap and midcap companies. The Fund focuses on smallcap and midcap companies that Fred Alger Management, Inc. believes demonstrate promising growth potential. Smallcap or midcap companies are companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or S&P SmallCap 600 Index, or the Russell Midcap Growth Index or S&P MidCap 400 Index, respectively, as reported by the indexes as of the most recent quarter-end. At December 31, 2009, the market capitalization of the companies in these indexes ranged from $20.3 million to $15.5 billion.

Effective May 1, 2010, the definition of smallcap and midcap companies will be revised to reference the Fund's benchmark index. The capitalization range is unchanged:

Smallcap or midcap companies are companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2500 Growth Index or the Russell Midcap Growth Index, respectively, as reported by the indexes as of the most recent quarter-end. At December 31, 2009, the market capitalization of the companies in these indexes ranged from $20.3 million to $15.5 billion.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. The Fund can also invest in options.

Principal Risks

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

If the Fund invests in options to create or hedge exposure to a security or market, and Fred Alger Management, Inc. incorrectly predicts the price movement of a security or market, the Fund may lose money or the hedge may be ineffective.

The following risks also apply:

•  the possibility of greater risk by investing in companies with small or medium market capitalizations rather than larger, more established issuers owing to such factors as more limited product lines or financial resources or lack of management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Performance prior to August 6, 2007, commencement of the Class I Share's operations, is that of the Fund's Class A Shares. Performance has been adjusted to remove the front-end sales charge imposed by Class A Shares. Class I Shares do not impose any sales charges. Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Best Quarter:
Q2 2009   18.02%

Worst Quarter:
Q4 2008   -28.32%

Average Annual Total Return as of December 31, 2009

	1 Year	5 Years	Since Inception (5/8/02)
Return Before Taxes	44.33%	5.69%	6.02%
Return After Taxes on Distributions	44.33%	5.30%	5.60%
Return After Taxes on Distributions and Sale of Fund Shares	28.82%	4.90%	5.19%
Russell 2500 Growth Index (reflects no deduction for fees, expenses or taxes)	41.63%	2.00%	4.58%

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Manager:	Fred Alger Management, Inc.

Portfolio Managers:	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager. Since Inception (5/8/02)	Jill Greenwald, CFA Executive Vice President and Portfolio Manager Since Inception (5/8/02)

Shareholder Information

Purchasing and Redeeming Fund Shares

The Fund is an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated • 111 Fifth Avenue • New York, NY 10003 • 800.992.3863 • www.alger.com

SMidCapIns 3110